Exhibit 99.2

Designation of Additional Attorney-in-Fact

KNOW ALL PERSONS BY THESE PRESENTS that Yvette Kosic, a duly appointed attorney-in-fact of GS CAPITAL PARTNERS V GMBH & CO. KG (the “Company”), pursuant to that Power of Attorney, dated April 12, 2006 (the “POA”), does hereby designate Kevin P. Treanor, an employee of The Goldman Sachs Group, Inc. (the “Firm”), as an additional attorney-in-fact, with the same authority to act as provided to the undersigned and the other attorneys-in-fact named in the POA.

This Designation of Additional Attorney-in-Fact (this “Designation”) shall not affect the continued power of the undersigned or the other named attorneys-in-fact to act under the POA to the full extent permitted thereby.  This Designation shall remain in full force and effect until either it or the POA is revoked in writing by the Company or the Firm, or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of the Firm or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 22, 2013.

/s/ Yvette Kosic__
Yvette Kosic
Attorney-in-Fact

Designation of Additional Attorney-in-Fact

KNOW ALL PERSONS BY THESE PRESENTS that Yvette Kosic, a duly appointed attorney-in-fact of GS ADVISORS V, L.L.C. (the “Company”), pursuant to that Power of Attorney, dated April 12, 2006 (the “POA”), does hereby designate Kevin P. Treanor, an employee of The Goldman Sachs Group, Inc. (the “Firm”), as an additional attorney-in-fact, with the same authority to act as provided to the undersigned and the other attorneys-in-fact named in the POA.

This Designation of Additional Attorney-in-Fact (this “Designation”) shall not affect the continued power of the undersigned or the other named attorneys-in-fact to act under the POA to the full extent permitted thereby.  This Designation shall remain in full force and effect until either it or the POA is revoked in writing by the Company or the Firm, or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of the Firm or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 22, 2013.

/s/ Yvette Kosic__
Yvette Kosic
Attorney-in-Fact

Designation of Additional Attorney-in-Fact

KNOW ALL PERSONS BY THESE PRESENTS that Yvette Kosic, a duly appointed attorney-in-fact of GSCP V OFFSHORE ADVISORS, L.L.C. (the “Company”), pursuant to that Power of Attorney, dated April 12, 2006 (the “POA”), does hereby designate Kevin P. Treanor, an employee of The Goldman Sachs Group, Inc. (the “Firm”), as an additional attorney-in-fact, with the same authority to act as provided to the undersigned and the other attorneys-in-fact named in the POA.

This Designation of Additional Attorney-in-Fact (this “Designation”) shall not affect the continued power of the undersigned or the other named attorneys-in-fact to act under the POA to the full extent permitted thereby.  This Designation shall remain in full force and effect until either it or the POA is revoked in writing by the Company or the Firm, or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of the Firm or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 22, 2013.

/s/ Yvette Kosic__
Yvette Kosic
Attorney-in-Fact

Designation of Additional Attorney-in-Fact

KNOW ALL PERSONS BY THESE PRESENTS that Yvette Kosic, a duly appointed attorney-in-fact of GSCP V ADVISORS, L.L.C. (the “Company”), pursuant to that Power of Attorney, dated April 12, 2006 (the “POA”), does hereby designate Kevin P. Treanor, an employee of The Goldman Sachs Group, Inc. (the “Firm”), as an additional attorney-in-fact, with the same authority to act as provided to the undersigned and the other attorneys-in-fact named in the POA.

This Designation of Additional Attorney-in-Fact (this “Designation”) shall not affect the continued power of the undersigned or the other named attorneys-in-fact to act under the POA to the full extent permitted thereby.  This Designation shall remain in full force and effect until either it or the POA is revoked in writing by the Company or the Firm, or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of the Firm or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 22, 2013.

/s/ Yvette Kosic__
Yvette Kosic
Attorney-in-Fact

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS ADVISORS V, L.L.C. (the "Company") does hereby make, constitute and appoint each of Roger S. Begelman, Yvette Kosic, Andrea Louro DeMar, John M. O'Rourke, Felicia J. Rector, Michael T. Seeley, and Stephen Wong, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney-in-fact, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of Apri112, 2006.

GS ADVISORS V, L.L.C.

By:	/s/ Adrian M. Jones
Name:	Adrian M. Jones
Title:	Managing Director